UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2024

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.0001 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Director

On September 13, 2024, the board of directors (the “Board”) of Akari Therapeutics, Plc (“Akari”) approved the expansion of the Board from five directors to six directors and the appointment of Robert Bazemore to serve as a director of the Board, effective as of September 17, 2024 (the “Effective Date”). Mr. Bazemore will serve as a Class A director with a term expiring at the Company’s 2025 Annual General Meeting of Shareholders or until his successor is duly elected and qualified or until his earlier resignation, death or removal.

The Board has determined that Mr. Bazemore is independent under the applicable Nasdaq listing rules. There are no arrangements or understandings between Mr. Bazemore and any other person pursuant to which he was selected as a director. There are no related party transactions between the Company and Mr. Bazemore (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Bazemore does not have any family relationships with any of the Company’s directors or executive officers.

Mr. Bazemore will participate in the standard non-employee director compensation arrangements described under the heading “Director Compensation” contained in the Company’s proxy statement filed with Securities and Exchange Commission (the “SEC”) on June 3, 2024.

Amendment of Interim Chief Executive Officer Agreement

As previously disclosed, on April 25, 2024, the Board appointed Samir R. Patel, M.D., a member of the Board, as Interim President and Chief Executive Officer, effective May 1, 2024, to serve in such capacities until such time as determined by the Board. In connection with Dr. Patel’s appointment as Interim President and Chief Executive Officer, on May 31, 2024, the Company and Dr. Patel entered into an Interim Chief Executive Officer Agreement, effective as of May 1, 2024 (the “Interim CEO Agreement”).

On September 16, 2024, the Company entered into an amendment to the Interim CEO Agreement (the “Amendment”) to revise the compensation to be received by Dr. Patel in connection with the services as Interim President and Chief Executive Officer. Pursuant to the Amendment, in lieu of receiving his stated monthly compensation of $50,000 in the form of fully vested ordinary shares of the Company, par value $0.0001 per share (the “Ordinary Shares”), Dr. Patel shall be paid in the form of fully vested non-qualified stock options to purchase Ordinary Shares (“NQSOs”), with the number of American Depositary Shares (“ADSs”) underlying each such monthly NQSOs grant to be equal to two times the number determined by dividing (i) $50,000 by (ii) the closing price of the Company's ADSs on the Nasdaq Capital Market on the last day of each month (or partial month) Dr. Patel serves as the Company’s Interim President and Chief Executive Officer.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to Amendment, which is filed as Exhibit 10.1 to this Form 8-K.

Item 8.01 Other Events.

As previously disclosed, on March 4, 2024, Akari entered into an Agreement and Plan of Merger, as amended by that certain side letter dated August 15, 2024 (the “Merger Agreement”) with Peak Bio, Inc. (“Peak Bio”) and Pegasus Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Akari (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into Peak Bio (the “Merger”), with Peak Bio surviving the Merger as a wholly-owned subsidiary of Akari.

This Current Report on Form 8-K is being filed to provide updates to Akari’s business section.

Consummation of the Merger is subject to various conditions, including, among others, (i) approval of the Merger Agreement and Merger by Peak Bio stockholders, (ii) Akari’s shareholders authorizing Akari’s board of directors to allot all Akari ordinary shares to be issued in connection with the Merger (to be represented by ADSs), (iii) the absence of any law or order prohibiting consummation of the Merger, (iv) Akari’s Registration Statement on Form S-4 (filed on September 13, 2024 in connection with the Merger) having been declared effective, (v) the Akari ADSs issuable to Peak Bio stockholders having been authorized for listing on the Nasdaq Stock Market LLC, (vi) accuracy of the other party’s representations and warranties (subject to certain materiality standards set forth in the Merger Agreement), (vii) compliance by the other party in all material respects with such other party’s obligations under the Merger Agreement; (viii) the absence of a material adverse effect on the other party, (ix) the other party’s net cash being greater than negative $13.5 million and (x) the PIPE Investment (as defined in the Merger Agreement) shall have been consummated simultaneously with, and conditioned only upon, the occurrence of the closing, and shall result in net proceeds to Akari of at least $10 million.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), about Akari and the Merger. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are based on Akari’s and Peak Bio’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the Merger; uncertainties as to Peak Bio’s and/or Akari’s ability to obtain the approval of Akari’s shareholders or Peak Bio’s stockholders required to consummate the Merger; the possibility that competing offers will be made by third parties; the occurrence of events that may give rise to a right of one or both of Akari and Peak Bio to terminate the Merger Agreement; the possibility that various closing conditions for the proposed Merger may not be satisfied or waived on a timely basis or at all, including the possibility that a governmental entity may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed Merger (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of consents or regulatory approvals or actions, if any; the possibility that the proposed Merger may not be completed in the time frame expected by Akari and Peak Bio, or at all; the risk that Akari and Peak Bio may not realize the anticipated benefits of the proposed Merger in the time frame expected, or at all; the effects of the proposed Merger on relationships with Akari’s or Peak Bio’s employees, business or collaboration partners or governmental entities; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; significant or unexpected costs, charges or expenses resulting from the proposed Merger; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the proposed Merger; potential negative effects related to this announcement or the consummation of the proposed Merger on the market price of Akari’s American Depositary Shares or Peak Bio’s common stock and/or Akari’s or Peak Bio’s operating or financial results; uncertainties as to the long-term value of Akari’s American Depositary Shares (and the ordinary shares represented thereby), including the dilution caused by Akari’s issuance of additional American Depositary Shares (and the ordinary shares represented thereby) in connection with the proposed Merger; unknown liabilities related to Akari or Peak Bio; the nature, cost and outcome of any litigation and other legal proceedings involving Akari, Peak Bio or their respective directors, including any legal proceedings related to the proposed Merger; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of Akari’s or Peak Bio’s programs or product candidates; risks related to any loss of Akari’s or Peak Bio’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for Akari or Peak Bio’s product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by Akari, Peak Bio and/or their respective collaborators or licensees; the extent to which the results from the research and development programs conducted by Akari, Peak Bio, and/or their respective collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of Akari’s or Peak Bio’s product candidates, and the impact of studies (whether conducted by

Akari, Peak Bio or others and whether mandated or voluntary) on any of the foregoing; unexpected breaches or terminations with respect to Akari’s or Peak Bio’s material contracts or arrangements; risks related to competition for Akari’s or Peak Bio’s product candidates; Akari’s or Peak Bio’s ability to successfully develop or commercialize Akari’s or Peak Bio’s product candidates; Akari’s, Peak Bio’s, and their collaborators’ abilities to continue to conduct current and future developmental, preclinical and clinical programs; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of Akari’s or Peak Bio’s product candidates; unexpected increase in costs and expenses with respect to the potential transaction or Akari’s or Peak Bio’s business or operations; and risks and uncertainties related to epidemics, pandemics or other public health crises and their impact on Akari’s and Peak Bio’s respective businesses, operations, supply chain, patient enrollment and retention, preclinical and clinical trials, strategy, goals and anticipated milestones and other risks described in our reports filed from time to time with the SEC.

Additional Information and Where to Find It

In connection with the proposed Merger, on September 13, 2024, Akari and Peak Bio filed with the SEC a Registration Statement on Form S-4. The Registration Statement on Form S-4 includes a prospectus of Akari and a joint proxy statement of Akari and Peak Bio. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT ON FORM S-4, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER, RELATED MATTERS AND THE PARTIES TO THE PROPOSED MERGER.

You may obtain a free copy of the Registration Statement on Form S-4, joint proxy statement/prospectus and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Akari will be available free of charge on Akari’s website at http://investor.akaritx.com/ or by contacting Akari’s Investor Relations Department at http://investor.akaritx.com/investor-resources/contact-us. Copies of the documents filed with the SEC by Peak Bio will be available free of charge on Peak Bio’s website at https://peak-bio.com/investors or by contacting Peak Bio’s Investor Relations Department at https://peak-bio.com/contact.

Participants in the Solicitation

Akari, Peak Bio and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about the directors and executive officers of Akari, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Akari’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 29, 2024, subsequent quarterly and current reports on Form 10-Q and 8-K, respectively, and other documents that may be filed from time to time with the SEC. Information about the directors and executive officers of Peak Bio, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Peak Bio’s proxy statement for its 2022 Special Meeting of Stockholders, which was filed with the SEC on October 19, 2022, the Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on August 6, 2024, subsequent quarterly and current reports on Form 10-Q and Form 8-K, respectively, and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 and other relevant materials filed and to be filed with the SEC regarding the proposed Merger when such materials become available. Security holders, potential investors and other readers should read the joint proxy statement/prospectus, included in the Registration Statement on Form S-4 carefully before making any voting or investment decision. You may obtain free copies of these documents from Akari or Peak Bio using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Interim Chief Executive Officer Agreement, between Akari Therapeutics, Plc and Samir R. Patel, M.D., dated as of September 16, 2024
99.1	Business of Akari Therapeutics, Plc
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: September 18, 2024	By:	/s/ Samir R. Patel, M.D.
Samir R. Patel, M.D.
Interim President and Chief Executive Officer